PHOENIX MULTI-PORTFOLIO FUND
                    PHOENIX-SENECA TAX SENSITIVE GROWTH FUND

                Supplement dated June 11, 2003 to Prospectus and
            Statement of Additional Information dated March 28, 2003

IMPORTANT NOTICE TO INVESTORS

         On May 21, 2003, the Board of Trustees of Phoenix Multi-Portfolio Fund voted to liquidate the Phoenix-Seneca Tax Sensitive Growth Fund. Based on recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective June 27, 2003, the Phoenix-Seneca Tax Sensitive Growth Fund will be closed to new investors and additional investor deposits.

         On or about July 25, 2003, this Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix-Seneca Tax Sensitive Growth Fund for shares of the same class of any other Affiliated Phoenix Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on July 25, 2003.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 467/TSGFClose  (6/03)